JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
AND JULIUS BAER GLOBAL INCOME FUND                            SEMI-ANNUAL REPORT
                                                      APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

    I am pleased to present the Semi-Annual Report for the Julius Baer Investment Funds (the "Funds") for the period ended April 30, 2002 (the "Reporting Period"). During the Reporting Period, U.S. financial markets continued to stagger. Despite a brief post September 11th recovery, investors grappled with escalating tensions in the Middle East and the numerous terror alerts issued by the U.S. government. Erratic behavior for U.S. financial markets is likely to continue through the summer months as investors attempt to sort out earnings growth issues, geopolitical risks and questions over the accountability of corporate America. On the other hand, recent data appears to confirm that the U.S. recovery is on track and the U.S. economy may be expected to outpace Western Europe and Japan this year. Still, the part of this growth that finds its way into company profits is in greater doubt. U.S. productivity growth may have risen, but the benefits have so far gone mainly to workers and consumers, rather than into corporate profits. There is an increasing number of investors observing the benefits of higher potential returns in Europe and Japan--so long as governments carry out stated reforms and firms continue to restructure. As a result, we expect the U.S. dollar may continue its slide as U.S. assets lose their appeal to both foreign and domestic investors.

    According to the Investment Company Institute, more than $4.4 billion poured into international stock funds during the first four months of 2002. Over the Reporting Period, there has been a great deal of interest in the Julius Baer International Equity Fund ("Equity Fund") and Richard Pell and Rudolph-Riad Younes, the portfolio managers of the Equity Fund, have garnered a great deal of media attention. They have appeared frequently on CNBC, Bloomberg Television, and CNNfn. In February, Mr. Pell also appeared on the highly acclaimed WALL $TREET WEEK with Louis Reukeyser. Major business publications such as BLOOMBERG PERSONAL FINANCE, THE FINANCIAL TIMES, KIPLINGER'S, MORNINGSTAR'S FUNDINVESTOR, and THE NEW YORK TIMES have featured the Equity Fund and its portfolio managers.

    I am pleased to inform shareholders that the Funds have launched a website. The site allows shareholders and potential investors to obtain investment strategies and objectives, statistical data, historical performance, and the latest news and print recognition regarding the Funds. The site also contains a link to the Julius Baer Group's website, so that users may learn more about Julius Baer and the array of products and services offered throughout the world. The site allows shareholders and potential investors the opportunity to e-mail questions to the Funds directly. Our objective in creating this site is to continually enhance shareholder value. We encourage you to visit the site at www.us-funds.juliusbaer.com.

    On the following pages you will find the April 30, 2002 semi-annual financial report for the Equity Fund and the Julius Baer Global Income Fund. Detailed analyses of each Fund's performance and investment outlook are included in the MANAGERS' COMMENTARY.

    In closing, on behalf of Management I would like to extend our appreciation to all shareholders for their continued support of the Funds.

                                          Sincerely,

                                          /s/ Michael Quain

                                          Michael Quain
                                          PRESIDENT
                                          June 12, 2002

MANAGEMENT'S COMMENTARY

JULIUS BAER INTERNATIONAL EQUITY FUND

    The Julius Baer International Equity Fund ("Equity Fund") returned 11.63% for the six month period ending April 30, 2002 (the "Reporting Period"), (3.43%) over the past 12 months, 9.01% annualized over the past 3 years, 14.54% annualized over the past 5 years, and 8.97% annualized since its inception versus MSCI EAFE's returns of 5.53%, (13.88%), (6.36%), 1.35%, and 3.34% over comparable periods. MSCI EAFE Index is an unmanaged list of equity securities from Europe Australasia, and the Far East, with all values expressed in U.S. dollars. Returns for the Lipper International Equity Fund Index, a reasonable proxy for our competitors, were 8.93%, (9.78%), (2.64%), and 2.80% respectively:

                                                                    TOTAL RETURN
                           -----------------------------------------------------------------------------------------------
                                                                       3-YEAR             5-YEAR          SINCE INCEPTION
                                6-MONTH             1-YEAR          (ANNUALIZED)       (ANNUALIZED)         (PER ANNUM)
                           10/31/01-4/30/02     4/30/01-4/30/02    4/30/99-4/30/02    4/28/97-4/30/02     10/3/93-4/30/02
                           -----------------   -----------------   ---------------   -----------------   -----------------
Equity Fund (Class A)....              11.63%              (3.43%)           9.01%               14.54%               8.97%
MSCI EAFE w net dividend
  reinvested.............               5.53%             (13.88%)          (6.36%)               1.35%               3.34%
LIPPER International
  Equity Fund Index......               8.93%              (9.78%)          (2.64%)               2.80%                N/A
Equity Fund vs. EAFE.....               6.10%              10.45%           15.37%               13.19%               5.63%
Equity Fund vs. LIPPER...               2.70%               6.35%           11.65%               11.74%                N/A

    The Equity Fund's strong performance during the Reporting Period was driven by several factors. Our investments in many of the banks in Central Europe have generated stellar results. First, during the calendar year positions like Komercni Bank, Bank Pekao, and OTP Bank are up 69.9%, 42.8%, and 45.2%, respectively. Maintaining underweight positions in the technology and telecommunications sectors have reduced the Fund's volatility and helped us avoid further losses. Finally, our increased exposure to 'old economy' companies with reasonable valuations and expectations has been a stable and positive contributor to performance.

    The global equity markets performed strongly in the aftermath of the tragic events of September 11th. Technically, the market was due for a rebound from the oversold condition prevailing then. Fundamentally, there was hope that the aggressive measures taken in response to the tragedy would succeed in re-igniting economic growth in the world economy. Globally, central banks' aggressive and synchronized easing along with tax cuts and additional spending programs by the U.S. government served to bring hope to the markets.

    Although we believe that the U.S. economy has started to recover, we do not expect it to recover strongly. Both consumers and corporations need to de-leverage, and we believe that corporate earnings are going to disappoint investors. Comparing consensus estimates with ours, forecasted operating earnings are about 50% inflated--the market consensus for this year's earnings for the S&P 500 is $52 per share, while we expect about $35 per share.

    Given this background, we expect the current trends to continue. Technology remains very expensive and should continue to underperform. For the telecommunications sector to outperform, carriers must exhibit evidence that they can reduce their debt organically--without the need to issue more equity. High valuations coupled with high expectations remain the major malaise in most sectors. Hence, we continue to look for companies and sectors where both valuation and expectations are reasonable--Norwegian banks and Canadian energy companies are among the areas we see the most possibilities.

----------------

*Past performance is no indication of future results. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Performance data reflects an expense waiver in effect. Without it total returns for the Fund would have been lower. Indexes do not incur expenses and are not available for investment.

    Central Europe remains our favorite region worldwide. The risks here should diminish substantially if the process of integrating these countries into the European Union proceeds as expected. We remain underweight in Japan as the restructuring efforts in both the private and public sectors appear half-hearted. Europe suffers from high correlation with the U.S. and the relatively high weight that the telecom sector has in many of the local indices. We expect the U.S. dollar to be weak in the medium term as U.S. assets lose their appeal to both foreign and domestic investors.

    We feel comfortable with our portfolio positioning for the coming period and are watching carefully the inherent risks in our portfolio: High exposure to Central Europe; higher than usual weighting in mid and small cap names in Europe; and our underweight to Japan and growth sectors in general. We believe, however, that the rewards far outweigh the risk and are looking forward to the remainder of the fiscal year.

                                          Rudolph-Riad Younes
                                          INTERNATIONAL EQUITY FUND PORTFOLIO
                                          MANAGER

The views expressed reflect those of the portfolio manager only through the end of the period covered by the report as stated on the cover. This commentary contains certain forward looking statements regarding the intent, belief or current expectations of the portfolio manager. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve certain risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The views are subject to change based on market and other conditions.

For more complete information on the Equity Fund, including information on sales charges and expenses, please call 800-435-4659 for a prospectus. Please read the prospectus carefully before investing.

Distributor: Unified Financial Securities, Inc.
       431 N. Pennsylvania Street
       Indianapolis, IN 46204
       Member NASD, SIPC

JULIUS BAER GLOBAL INCOME FUND

    For the periods ending April 30, 2002 (the "Reporting Period"), the Julius Baer Global Income Fund ("Income Fund") returned (0.71%) over the past six months, 7.39% over the past 12 months, 3.86% annualized over the past 3 years, 4.86% annualized over the past 5 years, and 5.53% annualized since its inception as compared to its customized benchmark (80% Merrill Lynch 1-10yr U.S. Corporate and Government Bond Index and 20% JP Morgan Global Government Non-U.S. in U.S.$ Bond Index) which returned (0.59%), 6.41%, 5.20%, 6.32%, and 6.75% over the same periods. The customized benchmark is a blend of U.S. government/corporate bonds and foreign government bonds.

                                                                     TOTAL RETURN
                           -------------------------------------------------------------------------------------------------
                                                                        3-YEAR              5-YEAR          SINCE INCEPTION
                                6-MONTH             1-YEAR           (ANNUALIZED)        (ANNUALIZED)         (PER ANNUM)
                           10/31/01-4/30/02     4/30/01-4/30/02     4/30/99-4/30/02     4/28/97-4/30/02     10/3/93-4/30/02
                           -----------------   -----------------   -----------------   -----------------   -----------------
Income Fund (Class A)....              (0.71%)              7.39%               3.86%               4.86%               5.53%
Customized benchmark.....              (0.59%)              6.41%               5.20%               6.32%               6.75%
Income Fund vs.
  Customized benchmark...              (0.12%)              0.98%              (1.34%)             (1.46%)             (1.22%)

    The U.S. Federal Reserve (the "Fed"), which had been cutting interest rates throughout 2001, lowered the Fed Funds Rate by 50 basis points on November 6th and 25 basis points on December 10th. The market viewed these cuts as an 'insurance policy' to prevent the economy from freezing up after the September 11th attacks. Since this time, the Fed has left the Fed Funds Rate unchanged at 1.75%. The market has traded ahead of the Fed, anticipating that these cuts in rates will lead to economic growth and inflation. Currently, market expectations are that the Fed will remain on hold until either the August or September meeting, whereby, they will increase rates by 25 basis points.

    Interest rates have increased substantially for benchmark U.S. Treasuries since October 31, 2001. The 5-year U.S. Treasury's yield increased by 93 basis points, while the yield on the 30-year increased by 72 basis points. The greatest surge in rates occurred during the latter portion of 2001, as expectations of a quick and pronounced recovery entered the investment community's psyche. Since the end of the year the market has traded in a wide range, with the 10-year U.S. Treasury yielding between 4.83% and 5.42%.

    The big story in U.S. fixed income markets over the Reporting Period has been the corporate bond market. Enron's collapse coupled with concerns that fraudulent accounting may plague other companies and the liquidity squeeze and ratings downgrades of the telecommunications sector have posed challenges for credit investors. Compared to the other spread sectors corporate bonds appear to have performed poorly for the calendar year to date. According to Lehman Brothers, non-corporate credits had the best performance (+2.72%) followed by mortgage-backed securities (+1.57%) and asset-backed securities (+1.02%). Corporate bonds, however, returned (0.69%) over the same time period. Excluding those firms that have had headline grabbing scandal associated with them (e.g. Enron or WorldCom), Lehman Brothers calculates that the corporate bond market is actually up 110 basis points.

    European bonds have outperformed U.S. bonds over the Reporting Period. The European Central Bank ("ECB") had been much less aggressive than the Fed in cutting rates in 2001, thus providing European investors with more confidence that inflation will remain under control. This is reflected by 30-year rates in Germany increasing by 48 basis points, 24 basis points less than the U.S. Treasury Bond over the same period. The 5-year German Bund increased nearly the same amount as the 5-year U.S. Treasury Note, 97 basis points.

----------------

*Past performance is no indication of future results. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Performance data reflects an expense waiver in effect. Without it total returns for the Fund would have been lower. Indexes do not incur expenses and are not available for investment.

    The Japanese economy has surprised investors by showing some tentative signs of growth in the early portion of 2002. Exports especially have been helpful in bringing this economy back from the brink of depression. The Nikkei is the best performing stock market of the major economies so far this year. It should be stressed, however, that the Japanese economy still has some major problems, especially in its banking system where non-performing loans are expected to continue to grow.

    The Income Fund lowered its duration position to .35 long vs. the index at the beginning of the calendar year and on April 30th remained near this level. As of April 30, the Fund was overweight high quality corporate bonds by 14%. Although, of this amount, 12% is in conservative sovereign credits like Finland, Italy and the Province of Quebec. These credits are viewed as agency substitutes, which we continue to trade at very rich levels for the potential headline, political and accounting risks. The Income Fund has a 12% position in mortgage-backed securities and a 7.5% position in U.S. Treasury Inflation Indexed Bonds, or TIPS.

    On April 30th, the Income Fund was neutral in comparison to European bonds and the Euro currency. It was positioned more for the potential appreciation of peripheral European bonds and currencies. The Income Fund had overweight positions in Norway, Sweden and the UK and also favored the U.S. Dollar Bloc economies of Canada and Australia versus the U.S. It also had out of index exposure to emerging markets with exposure to Poland in both bonds and currencies. The Income Fund also has a forward currency contract out to August 15 long 5% JPY/Short U.S. Dollar. This leaves our corresponding currency underweights of 2.35% JPY and 14% USD.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CURRENCY EXPOSURE VS. INDEX

                  GIF   INDEX
US Dollar         70.8     80
Euro              10.8    9.6
Dollar Bloc        2.9   0.87
Emerging Markets   3.5      0
Japanese Yen         5   7.53
Peripheral           7      2

                                          Donald Quigley
                                          GLOBAL INCOME FUND PORTFOLIO MANAGER

The views expressed reflect those of the portfolio manager only through the end of the period covered by the report as stated on the cover. This commentary contains certain forward looking statements regarding the intent, belief or current expectations of the portfolio manager. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve certain risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The views are subject to change based on market and other conditions.

For more complete information on the Income Fund, including information on sales charges and expenses, please call 800-435-4659 for a prospectus. Please read the prospectus carefully before investing.

Distributor: Unified Financial Securities, Inc.
       431 N. Pennsylvania Street
       Indianapolis, IN 46204
       Member NASD, SIPC

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                             MARKET
             FACE                                                             VALUE
CURRENCY     VALUE                                                          (NOTE 1)
--------  -----------                                                      -----------
FOREIGN GOVERNMENT BONDS--39.5%
                       FINLAND--6.1%
                       Republic of Finland
USD         1,600,000    4.750% due 03/06/2007...........................  $ 1,597,280
                                                                           -----------
                       CANADA--5.5%
                       Government of Canada
CAD         1,020,000    7.000% due 12/01/2006...........................      699,748
                                                                           -----------
                       Government of Quebec
USD           725,000    6.125% due 01/22/2011...........................      742,242
                                                                           -----------
                                                                             1,441,990
                                                                           -----------
                       GERMANY--5.3%
                       Deutschland Republic
EUR         1,530,000    5.250% due 07/04/2010...........................    1,391,388
                                                                           -----------
                       FRANCE--4.2%
                       Government of France
EUR           775,000    4.500% due 07/12/2006...........................      693,623
EUR           500,000    4.000% due 10/25/2009...........................      420,712
                                                                           -----------
                                                                             1,114,335
                                                                           -----------
                       ITALY--3.6%
                       Republic of Italy
USD           950,000    5.625% due 06/15/2012...........................      945,222
                                                                           -----------
                       POLAND--3.4%
                       Government of Poland
PLN         3,600,000    8.500% due 06/12/2005...........................      884,533
                                                                           -----------
                       UNITED KINGDOM--3.1%
                       United Kingdom Gilts
GBP           520,000    7.500% due 12/07/2006...........................      828,451
                                                                           -----------
                       ICELAND--3.0%
                       Housing Finance Fund
ISK        55,272,294    4.750% due 12/15/2022...........................      795,831
                                                                           -----------
                       AUSTRALIA--3.0%
                       New South Wales Treasury Corporation
AUD         1,350,000    8.000% due 03/01/2008...........................      790,190
                                                                           -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2002 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                             MARKET
             FACE                                                             VALUE
CURRENCY     VALUE                                                          (NOTE 1)
--------  -----------                                                      -----------
FOREIGN GOVERNMENT BONDS--CONTINUED
                       SWEDEN--2.3%
                       Government of Sweden
SEK         6,500,000    3.500% due 04/20/2006...........................  $   592,001
                                                                           -----------
                       TOTAL FOREIGN GOVERNMENT BONDS (COST
                         $10,268,670)....................................   10,381,221
                                                                           -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--28.9%
                       Fannie Mae
USD           429,227    6.500% due 11/01/2013...........................      445,142
USD           138,023    7.500% due 09/01/2015...........................      145,791
USD           607,691    6.500% due 10/01/2031...........................      615,570
USD         1,464,284    6.000% due 12/01/2031...........................    1,448,117
                                                                           -----------
                                                                             2,654,620
                                                                           -----------
                       Federal Home Loan Mortgage Corporation--Gold
USD           122,894    7.500% due 08/01/2015...........................      129,633
                                                                           -----------
                       U.S. Treasury Inflation Indexed Bond
USD           571,558    3.625% due 04/15/2028...........................      597,546
                                                                           -----------
                       U.S. Treasury Inflation Indexed Note
USD         1,221,455    3.625% due 01/15/2008...........................    1,276,420
                                                                           -----------
                       U.S. Treasury Notes
USD           700,000    3.500% due 11/15/2006...........................      673,969
USD           585,000    5.750% due 08/15/2010...........................      612,696
USD         1,665,000    5.000% due 08/15/2011...........................    1,652,252
                                                                           -----------
                                                                             2,938,917
                                                                           -----------
                       TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST
                         $7,373,735).....................................    7,597,136
                                                                           -----------
CORPORATE BONDS--27.2%
                       UNITED STATES--24.2%
                       ABN-Amro Bank NV (Chicago)
USD           666,000    7.250% due 05/31/2005...........................      713,016
                                                                           -----------
                       American General Finance--Series MTNF
USD           760,000    5.875% due 07/14/2006...........................      774,687
                                                                           -----------
                       CIT Group Inc
USD         1,255,000    6.500% due 02/07/2006...........................    1,247,595
                                                                           -----------
                       Credit Suisse FB USA Inc
USD           815,000    6.125% due 11/15/2011...........................      794,519
                                                                           -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2002 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                             MARKET
             FACE                                                             VALUE
CURRENCY     VALUE                                                          (NOTE 1)
--------  -----------                                                      -----------
CORPORATE BONDS--CONTINUED
                   UNITED STATES--CONTINUED
                       FleetBoston Financial Corporation
USD           660,000    7.250% due 09/15/2005...........................  $   706,710
                                                                           -----------
                       Hewlett-Packard Company
USD           685,000    7.150% due 06/15/2005...........................      720,453
                                                                           -----------
                       Natural Rural Utilities
USD           755,000    5.250% due 07/15/2004...........................      764,194
                                                                           -----------
                       The Home Depot Inc
USD           625,000    5.375% due 04/01/2006...........................      638,011
                                                                           -----------
                                                                             6,359,185
                                                                           -----------
                       CANADA--3.0%
                       BP Canada Energy Company
USD           745,000    6.750% due 02/15/2005...........................      788,225
                                                                           -----------
                       TOTAL CORPORATE BONDS (COST $7,156,657)...........    7,147,410
                                                                           -----------
REPURCHASE AGREEMENTS--2.8%
                       UNITED STATES--2.8%
USD           743,161  Investors Bank & Trust Company Repurchase
                       Agreement, dated 4/30/2002, due 5/01/2002, with a
                       maturity value of $743,181 and an effective yield
                       of 0.95%, collateralized by a Fannie Mae
                       Obligation, with a rate of 6.21%, a maturity of
                       7/01/2025, and a market value of $780,350. (Cost
                       $743,161).........................................      743,161
                                                                           -----------
                       TOTAL INVESTMENTS--98.4% (COST $25,542,223).......   25,868,928
                       OTHER ASSETS AND LIABILITIES (NET)--1.6%..........      434,624
                                                                           -----------
                       TOTAL NET ASSETS--100.0%..........................  $26,303,552
                                                                           ===========

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
APRIL 30, 2002 (UNAUDITED)
FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

               CONTRACTS TO RECEIVE
            ---------------------------
EXPIRATION       LOCAL        VALUE IN   IN EXCHANGE  NET UNREALIZED
   DATE         CURRENCY         USD       FOR USD     APPRECIATION
----------      --------      --------   -----------  --------------
  5/02/02   ISK   74,291,490    793,882     787,821       $ 6,061
  8/15/02   JPY  170,315,068  1,333,621   1,304,097        29,524
                                                          -------
              Net unrealized appreciation on forward
foreign exchange contracts to buy ..................      $35,585
                                                          =======

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                 CONTRACTS TO DELIVER
              ---------------------------
  EXPIRATION       LOCAL        VALUE IN   IN EXCHANGE   NET UNREALIZED
     DATE         CURRENCY         USD       FOR USD      DEPRECIATION
  ----------      --------      --------   -----------   --------------
    5/02/02   NOK    6,269,234    745,281     732,815       $(12,466)
                                                            --------
                 Net unrealized depreciation on forward
  foreign exchange contracts to sell ..................     $(12,466)
                                                            ========

                             GLOSSARY OF CURRENCIES

   AUD  --  Australian Dollar              JPY  --  Japanese Yen
   CAD  --  Canadian Dollar                NOR  --  Norweigan Krona
   EUR  --  Euro                           PLN  --  Polish Zloty
            British Pound
   GBP  --  Sterling                       SEK  --  Swedish Krona
   ISK  --  Icelandic Krona                USD  --  United States Dollar

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                 SHARE        MARKET
DESCRIPTION                                                     AMOUNT        VALUE
------------------------------------------------------------  -----------  ------------
COMMON STOCKS--86.0%
UNITED KINGDOM--11.5%
Acambis Plc*................................................      274,310  $  1,083,068
Anglo American..............................................      243,000     3,830,700
ARM Holdings*...............................................      434,229     1,398,156
ARM Holdings ADR*...........................................       82,915       805,105
Associated British Foods....................................      209,655     1,841,905
Diageo Plc..................................................      421,413     5,593,337
GlaxoSmithkline Plc.........................................      148,600     3,593,946
Hilton Group................................................    1,518,550     5,669,407
J.D. Wetherspoon............................................      377,358     1,981,999
Lonmin Plc..................................................       79,665     1,355,673
Netcall Plc*................................................       72,753        10,600
Pearson Plc.................................................      831,438    10,005,863
Reckitt Benckiser...........................................       92,244     1,632,898
Royal Bank of Scotland......................................      188,018     5,390,998
Scottish & Newcastle........................................      453,440     4,148,815
Scottish & Southern Energy..................................      267,125     2,627,017
Six Continents..............................................      449,665     4,975,784
South African Breweries.....................................      218,770     1,768,990
Standard Chartered..........................................      353,546     4,352,585
Tesco Plc...................................................    1,428,290     5,472,891
Unilever Plc................................................      473,000     4,327,783
Vodafone Group..............................................    8,552,834    13,800,615
                                                                           ------------
                                                                             85,668,135
                                                                           ------------
FRANCE--8.1%
Accor SA....................................................       83,939     3,390,459
Air France..................................................       87,235     1,574,070
Alstom......................................................      259,570     3,363,185
Autoroutes du Sud de la France (ASF)*.......................      129,110     3,196,893
Autoroutes du Sud de la France (ASF) (144A)*................       23,329       577,649
BNP Paribas.................................................       63,440     3,313,040
Bouygues SA.................................................      100,553     3,033,020
Carrefour SA................................................       50,351     2,196,531
Compagnie De Saint Gobain...................................       41,670     7,128,737
Dassault Sytemes............................................       37,062     1,663,192
Lafarge SA..................................................       16,375     1,552,548

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2002 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                 SHARE        MARKET
DESCRIPTION                                                     AMOUNT        VALUE
------------------------------------------------------------  -----------  ------------
COMMON STOCKS--CONTINUED
FRANCE--CONTINUED
LVMH SA.....................................................      103,730  $  5,421,782
PSA Peugeot Citroen.........................................       34,385     1,709,006
Remy Cointreau..............................................       55,687     1,674,695
Scor SA.....................................................        1,000        34,053
Technip-Coflexip SA.........................................       11,800     1,663,831
Total Fina Elf SA--Class B..................................       55,977     8,477,564
Vinci SA....................................................      157,927    10,096,020
                                                                           ------------
                                                                             60,066,275
                                                                           ------------
GERMANY--8.0%
Allianz AG--Registered......................................       30,878     7,268,977
AMB Generali Holding........................................       13,965     1,559,187
B.M.W.......................................................      147,938     5,862,281
Bilfinger Berger............................................       91,799     2,066,395
Buderus AG..................................................      149,725     3,606,231
Commerzbank AG..............................................      174,422     3,145,703
Continental AG..............................................      214,010     3,613,024
Deutsche Lufthansa..........................................       97,242     1,503,348
Deutsche Post...............................................      123,860     1,679,545
Fraport AG*.................................................      307,334     6,904,252
Heidelberger Druckmaschinen.................................       38,060     1,853,965
Hoechst AG..................................................       31,500     1,642,195
Hugo Boss AG................................................       66,460     1,406,254
Linde AG....................................................       69,350     3,387,519
Man AG......................................................       61,250     1,452,638
Muenchener Rueckversicherungs-Gesellschaft--Registered......       15,249     3,775,942
Puma AG Rudolf Dassler Sport................................       43,215     2,497,294
Singulus Technologies*......................................       56,445     1,720,361
Stada Arzneimittel..........................................       40,545     1,396,382
WCM Beteiligungs-und Grundbesitz*...........................      136,620     1,267,030
Wella AG....................................................       33,055     1,860,170
                                                                           ------------
                                                                             59,468,693
                                                                           ------------
JAPAN--6.9%
Canon Inc...................................................       40,000     1,531,994
Fanuc Ltd...................................................       29,700     1,646,147

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2002 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                 SHARE        MARKET
DESCRIPTION                                                     AMOUNT        VALUE
------------------------------------------------------------  -----------  ------------
COMMON STOCKS--CONTINUED
JAPAN--CONTINUED
Fuji Television Network.....................................        1,283  $  7,390,783
Honda Motor Co..............................................       32,110     1,439,776
Ito-Yokado Co...............................................       32,060     1,579,790
Japan Telecom Co............................................        1,064     3,147,439
Kao Corp....................................................      147,450     2,881,049
Keyence Corp................................................        7,500     1,517,398
Mitsubishi Tokyo Financial Group............................            0         2,258
Nissan Motor Co.............................................      284,840     2,190,736
Nomura Securities Co........................................      544,451     7,586,543
Ricoh Co....................................................       75,000     1,398,295
Rohm Corp...................................................        9,500     1,412,502
Sanyo Electric Co...........................................      459,000     2,111,700
Sharp Corp..................................................      113,000     1,566,659
Shin-Etsu Chemical Co.......................................       37,000     1,523,665
Shiseido Co.................................................      247,000     2,739,958
SMC Corp....................................................       13,400     1,604,328
Takeda Chemical Industries..................................       31,000     1,356,220
Tokyo Broadcasting System...................................      327,470     6,959,311
                                                                           ------------
                                                                             51,586,551
                                                                           ------------
SWITZERLAND--6.7%
Compagnie Financiere Richemont..............................      404,000     9,158,596
Credit Suisse Group*........................................      155,679     5,545,902
Givaudan--Registered........................................        4,390     1,635,655
Logitech International*.....................................       33,615     1,563,488
Nestle SA--Registered.......................................       24,732     5,843,166
Novartis AG.................................................      227,601     9,540,120
Roche Holdings..............................................        4,600       466,072
Roche Holdings--Genusschein.................................       42,824     3,242,641
SEZ Holdings................................................       37,516     1,874,527
Syngenta AG.................................................       26,580     1,639,627
The Swatch Group*...........................................       46,700       970,816
The Swatch Group--Class B*..................................       45,087     4,359,624
Union Bank of Switzerland--Registered*......................       78,144     3,764,756
                                                                           ------------
                                                                             49,604,990
                                                                           ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2002 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                 SHARE        MARKET
DESCRIPTION                                                     AMOUNT        VALUE
------------------------------------------------------------  -----------  ------------
COMMON STOCKS--CONTINUED
NORWAY--5.3%
Den Norske Bank.............................................      626,547  $  3,307,968
Gjensidige NOR Sparebank....................................      250,942     8,922,144
Norsk Hydro.................................................      110,029     5,410,126
ProSafe ASA*................................................      105,055     1,730,180
Sparebanken Midt-Norge......................................      186,451     5,232,405
Sparebanken Rogland.........................................      156,667     5,160,383
Statoil ASA.................................................      750,923     6,384,489
Telenor ASA.................................................      764,234     3,017,096
                                                                           ------------
                                                                             39,164,791
                                                                           ------------
ITALY--5.2%
Banca Popolare di Verona Scrl...............................      286,000     3,551,124
Cassa di Risparmio Di Firenze SPA...........................    2,795,771     3,448,718
Credito Italiano............................................    1,719,670     7,981,955
Eni SPA.....................................................      781,443    11,736,236
IntesaBci SPA...............................................    2,840,065     9,180,328
Snam Rete Gas*..............................................    1,083,975     3,074,435
                                                                           ------------
                                                                             38,972,796
                                                                           ------------
POLAND--4.7%
Agora SA*...................................................       93,563     1,451,133
Bank Polska Kasa Opieki*....................................      619,744    17,053,619
Bank Prezemyslowo-Handlowy PBK..............................      142,015     9,876,215
Budimex SA*.................................................      559,300     4,589,128
Telekomunikacja Polska*.....................................      481,475     1,613,950
                                                                           ------------
                                                                             34,584,045
                                                                           ------------
NETHERLANDS--4.4%
Akzo Nobel..................................................       86,435     3,713,082
Gucci Group.................................................       16,349     1,582,469
Heijmans NV.................................................      111,084     2,737,548
ING Groep...................................................      209,148     5,517,684
Koninklijke (Royal) Philips Electronics.....................      121,957     3,763,192
Koninklijke Ahold...........................................      100,050     2,499,859
Koninklijke Grolsch.........................................       81,677     1,680,434
Koninklijkle (Royal) KPN*...................................      588,453     2,665,111
Libertel NV*................................................      281,178     1,746,891

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2002 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                 SHARE        MARKET
DESCRIPTION                                                     AMOUNT        VALUE
------------------------------------------------------------  -----------  ------------
COMMON STOCKS--CONTINUED
NETHERLANDS--CONTINUED
Rodamco Europe..............................................       38,266  $  1,496,712
Royal Volker Wessels Stevin.................................      140,581     3,829,019
TPG NV......................................................       80,900     1,751,859
                                                                           ------------
                                                                             32,983,860
                                                                           ------------
FINLAND--3.9%
Hartwall Oyi................................................      135,513     3,876,445
Instrumentaruim Corp........................................       62,505     1,615,222
Nokia Oyj...................................................      380,300     6,190,992
Nokia Oyj ADR...............................................       23,066       375,053
Sonera Group*...............................................      679,326     3,058,326
Stora Enso--Class R.........................................      357,964     4,554,251
UPM-Kymmene Oyj.............................................      268,555     9,406,289
                                                                           ------------
                                                                             29,076,578
                                                                           ------------
CANADA--3.6%
Canadian Natural Resources..................................      116,850     3,858,536
Encana Corp.................................................      407,496    12,794,264
Petro-Canada................................................      151,098     4,067,579
Royal Bank of Canada........................................       70,315     2,461,607
Suncor Energy...............................................      101,130     3,505,608
                                                                           ------------
                                                                             26,687,594
                                                                           ------------
HUNGARY--3.3%
Egis Rt.....................................................      136,080     7,662,537
OTP Bank Rt.................................................    1,924,240    17,078,209
                                                                           ------------
                                                                             24,740,746
                                                                           ------------
CZECH REPUBLIC--2.8%
Komercni Banka*.............................................      406,353    21,133,114
                                                                           ------------
AUSTRIA--2.5%
Erste Bank der Oesterreichischen Sparkassen.................      199,264    14,891,636
Omv AG......................................................       37,695     3,546,790
                                                                           ------------
                                                                             18,438,426
                                                                           ------------
BELGIUM--2.0%
Algemene Bank of Nederland..................................       99,655     3,809,011

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2002 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                 SHARE        MARKET
DESCRIPTION                                                     AMOUNT        VALUE
------------------------------------------------------------  -----------  ------------
COMMON STOCKS--CONTINUED
BELGIUM--CONTINUED
Dexia.......................................................      234,470  $  3,861,326
Solvay Et Cie...............................................       75,630     5,032,387
UCB SA......................................................       60,957     2,222,870
                                                                           ------------
                                                                             14,925,594
                                                                           ------------
DENMARK--1.3%
Bang & Olufsen--Class B.....................................       54,475     1,550,021
Carlsberg A/S Class B.......................................       45,970     2,006,561
Danske Bank.................................................      233,000     4,203,536
Novo Nordisk--Class B.......................................       54,012     1,582,626
                                                                           ------------
                                                                              9,342,744
                                                                           ------------
SWEDEN--1.0%
Skandinaviska Enskilda Banken...............................      395,000     3,784,261
Svenska Cellulosa--Class B..................................      109,464     3,715,733
                                                                           ------------
                                                                              7,499,994
                                                                           ------------
IRELAND--1.0%
Allied Irish Banks..........................................      134,700     1,776,809
Bank of Ireland.............................................      189,366     2,206,337
DePfa Bank*.................................................       47,565     3,254,892
                                                                           ------------
                                                                              7,238,038
                                                                           ------------
SPAIN--0.9%
Aurea Concesiones de Infraestructuras.......................       69,448     1,387,562
Grupo Empresarial Chapultec.................................      232,185     3,629,271
Grupo Ferrovial.............................................       73,468     1,779,451
                                                                           ------------
                                                                              6,796,284
                                                                           ------------
RUSSIA--0.7%
Sberbank RF.................................................        3,000       519,865
Sun Interbrew GDR*..........................................      409,605     2,212,850
Wimm-Bill-Dann Foods OJSC ADR*..............................      120,907     2,847,360
                                                                           ------------
                                                                              5,580,075
                                                                           ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2002 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                 SHARE        MARKET
DESCRIPTION                                                     AMOUNT        VALUE
------------------------------------------------------------  -----------  ------------
COMMON STOCKS--CONTINUED
ROMANIA--0.6%
Romanian Development Bank*..................................    3,682,600  $  2,302,555
SNP Petrom*.................................................   85,864,803     2,440,326
                                                                           ------------
                                                                              4,742,881
                                                                           ------------
TURKEY--0.6%
Akbank TAS*.................................................  499,579,149     1,583,896
Turkcell ILetisim Hizmetleri*...............................  185,484,416     1,245,326
Turkiye Garanti Bankasi*....................................  885,617,455     1,651,659
                                                                           ------------
                                                                              4,480,881
                                                                           ------------
ESTONIA--0.4%
AS Eesti Telekom GDR (144A).................................      115,165     1,734,028
Estonian Telecom Ltd GDR....................................       70,100     1,058,510
                                                                           ------------
                                                                              2,792,538
                                                                           ------------
BRAZIL--0.3%
Companhia de Bebidas das Americas PR ADR....................      103,434     2,169,011
Telecomunicacoes Brasileiras*...............................        5,000            42
                                                                           ------------
                                                                              2,169,053
                                                                           ------------
AUSTRALIA--0.2%
The News Corporation Ltd....................................      197,323     1,287,904
                                                                           ------------
VENEZUELA--0.1%
Cia Anonima Telef De Ven ADR................................       41,144       601,937
                                                                           ------------
TOTAL COMMON STOCKS (COST $580,810,420)..................................   639,634,517
                                                                           ------------
PREFERRED STOCKS--1.5%
GERMANY--1.5%
Henkel KGAA--Vorzug.........................................       86,637     5,647,776
Porsche AG..................................................        3,374     1,505,334
Wella AG....................................................       65,306     3,945,582
                                                                           ------------
TOTAL PREFERRED STOCKS (COST $9,221,387).................................    11,098,692
                                                                           ------------
INVESTMENT FUNDS--0.0%
POLAND--0.0%
NFI Trzeci (Cost $9,936)....................................        3,000         3,234
                                                                           ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2002 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                 SHARE        MARKET
DESCRIPTION                                                     AMOUNT        VALUE
------------------------------------------------------------  -----------  ------------
EXCHANGE TRADED FUNDS--3.6%
JAPAN--3.6%
Tokyo Price Index (Topix) (Cost $24,924,454)*...............    3,113,700  $ 26,444,393
                                                                           ------------
RIGHTS--0.0%
INDONESIA--0.0%
Pt Lippo Bank Tbk Certificate of Entitlement (Cost $0)*.....    7,920,000             0
                                                                           ------------
WARRANTS--0.0%
BRAZIL--0.0%
Companhia de Bebidas das Americas Warrants, strike price BRL
  200, expire 4/30/2003.....................................        9,993         2,879
                                                                           ------------
THAILAND--0.0%
Siam Commercial Bank Public Company Ltd Warrants, strike
  price THB 38.70, Expire 6/22/2004*........................        2,100             1
                                                                           ------------
TOTAL WARRANTS (COST $507)...............................................         2,880
                                                                           ------------

                                                                FACE
                                                  CURRENCY     VALUE
                                                  --------  ------------
CORPORATE BONDS--0.1%
GERMANY--0.1%
Deutsche Bank AG PRDA 1.500%, due 6/20/2005.....  EUR         1,200,000       1,098,848
Preussag AG 2.125%, due 6/17/2004...............  EUR            21,000          17,792
                                                                          -------------
                                                                              1,116,640
                                                                          -------------
PORTUGAL--0.0%
Jeronimo Martins 0.000%, due 12/30/2004.........  EUR            14,360          14,857
                                                                          -------------
TOTAL CORPORATE BONDS (COST $1,078,289).................................      1,131,497
                                                                          -------------
FOREIGN GOVERNMENT BONDS--0.4%
ROMANIA--0.4%
Romania Government 10.625%, due 6/27/2008 (Cost
  $2,840,678)...................................  EUR         3,000,000       2,975,372
                                                                          -------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--0.7%
UNITED STATES--0.7%
U.S.Treasury Principle Strip 0.000%, due
  11/15/2027 (Cost $5,018,971)..................  USD        22,669,000       5,086,924
                                                                          -------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
APRIL 30, 2002 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

                                                                FACE         MARKET
DESCRIPTION                                       CURRENCY     VALUE          VALUE
------------------------------------------------  --------  ------------  -------------
SHORT-TERM INVESTMENTS--8.8%
UNITED STATES--8.1%
Fleet National Bank 1.880%, due 6/03/2002(1)....             20,325,402   $  20,325,402
Merrimac MM 1.920%, due 5/01/2002(1)............             40,000,000      40,000,000
                                                                          -------------
                                                                             60,325,402
                                                                          -------------
CANADA--0.7%
Bank of Montreal 1.770%, due 5/08/2002(1).......              5,000,000       5,000,000
                                                                          -------------
TOTAL SHORT-TERM INVESTMENTS (COST $65,325,402).........................     65,325,402
                                                                          -------------
REPURCHASE AGREEMENTS--0.7%
UNITED STATES--0.7%
Investors Bank & Trust Company Repurchase
Agreement, dated 4/30/2002, due 5/01/2002, with
a maturity value of $5,436,853 and an effective
yield of 0.95%, collateralized by a Government
National Mortgage Association, with a rate of
6.75%, a maturity of 8/20/2024, and a market
value of $5,708,545. (Cost $5,436,710)..........  USD         5,436,710       5,436,710
                                                                          -------------
TOTAL INVESTMENTS--101.8% (COST $694,666,754)...........................    757,139,621
OTHER ASSETS AND LIABILITIES (NET)--(1.8%)..............................    (13,536,319)
                                                                          -------------
TOTAL NET ASSETS--100.0%................................................  $ 743,603,302
                                                                          =============
Notes to the Portfolio of Investments:

------------------

ADR  American Depositary Receipt
GDR  Global Depositary Receipt
(1)  Represents investments of security lending collateral.
  *  Non-income producing security.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
APRIL 30, 2002 (UNAUDITED)
FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                     CONTRACTS TO DELIVER
             -------------------------------------
EXPIRATION            LOCAL             VALUE IN    IN EXCHANGE   NET UNREALIZED
   DATE              CURRENCY              USD        FOR USD      DEPRECIATION
----------           --------           --------    -----------   --------------
  6/12/02    CZK          658,350,000  19,426,085    19,000,000     $(426,085)
  5/13/02    JPY        2,694,774,840  20,992,163    20,652,781      (339,382)
                                                                    ---------
                  Net unrealized depreciation on forward foreign
 exchange contracts to sell ....................................    $(765,467)
                                                                    =========

                             GLOSSARY OF CURRENCIES


    CZK    --    Czech Koruna       JPY    --    Japanese Yen
                                                 United States
    EUR    --    Euro               USD    --    Dollar

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--INDUSTRY SECTOR (UNAUDITED)
APRIL 30, 2002
(PERCENTAGE OF NET ASSETS)

    At April 30, 2002, sector diversification of the Fund's non-cash equivalent investments were as follows:

                                                       MARKET
                                          % OF NET     VALUE
                                           ASSETS     (NOTE 1)
                                          --------    --------

INDUSTRY SECTOR
  Financials............................     32.1%  $238,534,388
  Consumer Discretionary................     13.0     96,592,978
  Energy................................      8.6     63,881,775
  Consumer Staples......................      7.9     58,937,816
  Materials.............................      7.6     56,234,235
  Industrials...........................      6.7     49,920,195
  Telecommunications....................      5.3     39,663,979
  Healthcare............................      4.2     31,509,293
  Information Technology................      3.4     25,522,737
  Capital Goods.........................      2.0     14,890,800
  Utilities.............................      0.4      2,627,017
  Other.................................      9.9     73,387,698
                                          -------   ------------
TOTAL INVESTMENTS.......................    101.1    751,702,911
OTHER ASSETS AND LIABILITIES (NET)......     (1.1)    (8,099,609)
                                          -------   ------------
NET ASSETS..............................    100.0%  $743,603,302
                                          =======   ============

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)

                                           JULIUS BAER       JULIUS BAER
                                          GLOBAL INCOME  INTERNATIONAL EQUITY
                                              FUND               FUND
                                          -------------  --------------------
ASSETS:
  Investments in securities, at value
    (Cost $25,542,223 and $694,666,754,
    respectively).......................   $25,868,928      $ 757,139,621
  Foreign currency, at value (Cost
    $70,624 and $33,706,530,
    respectively).......................        74,482         34,192,049
  Receivables:
    Investments sold....................     1,414,070         22,812,189
    Fund shares sold....................        14,791          4,304,919
    Interest and dividends..............       424,382          1,760,308
    Tax reclaim.........................            --            487,655
  Unrealized appreciation on forward
    foreign exchange contracts..........        23,119                 --
  Prepaid expenses......................           281              5,266
                                           -----------      -------------
  Total Assets..........................    27,820,053        820,702,007
                                           -----------      -------------
LIABILITIES:
  Payables:
    Investments purchased...............     1,478,537         10,059,152
    Fund shares repurchased.............            --            214,445
    Collateral for securities loaned....            --         65,325,402
    Investment advisory fee payable
      (Note 2)..........................        18,211            432,871
  Unrealized depreciation on forward
    foreign exchange contracts..........            --            765,467
  Accrued expenses and other payables...        19,753            301,368
                                           -----------      -------------
  Total Liabilities.....................     1,516,501         77,098,705
                                           -----------      -------------
NET ASSETS..............................   $26,303,552      $ 743,603,302
                                           ===========      =============
NET ASSETS CONSIST OF:
  Par value.............................   $     2,234      $      33,286
  Paid in capital in excess of par
    value...............................    26,083,653        794,444,902
  Undistributed net investment income...       (95,907)          (813,063)
  Accumulated net realized loss on
    investments sold, forward foreign
    exchange contracts and foreign
    currency transactions...............       (50,028)      (112,290,959)
  Net unrealized appreciation on
    investments, forward foreign
    exchange contracts and foreign
    currency related transactions.......       363,600         62,229,136
                                           -----------      -------------
NET ASSETS..............................   $26,303,552      $ 743,603,302
                                           ===========      =============
  CLASS A...............................   $25,709,577      $ 437,244,980
                                           -----------      -------------
  CLASS I...............................   $   593,975      $ 306,358,322
                                           -----------      -------------
SHARES OUTSTANDING
  CLASS A...............................     2,183,522         19,629,938
                                           -----------      -------------
  CLASS I...............................        50,485         13,656,549
                                           -----------      -------------
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE
  CLASS A...............................   $     11.77      $       22.27
                                           -----------      -------------
  CLASS I...............................   $     11.77      $       22.43
                                           -----------      -------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2002 (UNAUDITED)

                                           JULIUS BAER       JULIUS BAER
                                          GLOBAL INCOME  INTERNATIONAL EQUITY
                                              FUND               FUND
                                          -------------  --------------------
INVESTMENT INCOME:
  Interest..............................    $ 666,888        $    212,177
  Dividends+............................           --           4,250,846
                                            ---------        ------------
                                              666,888           4,463,023
EXPENSES:
  Investment advisory fee (Note 2)......       62,707           2,232,530
  Administration fees...................        6,517             155,699
  Professional fees.....................        2,602              62,456
  Trustees' fees and expenses (Note
    2)..................................        9,852               9,616
  Registration and filing fees..........       11,795               6,562
  Shareholder reports...................        2,116              48,216
  Custody fees..........................       14,724             411,786
  Insurance premium expense.............          679              13,861
  Miscellaneous fees....................          618               2,634
                                            ---------        ------------
    Total expenses common to all
      classes...........................      111,610           2,943,360
  Transfer agent fees
    Class A.............................       14,045              27,879
    Class I.............................          228              10,306
  Sub-Administration fee (Class A) (Note
    2)..................................       18,330             437,124
  Distribution and shareholder servicing
    fees (Class A) (Note 3).............       30,551             437,124
                                            ---------        ------------
    Total gross expenses................      174,764           3,855,793
    Less: Fees paid indirectly (Note
      2)................................         (248)           (151,714)
    Fees waived by investment adviser
      (Note 2)..........................      (26,260)                 --
                                            ---------        ------------
    Net expenses........................      148,256           3,704,079
                                            ---------        ------------
NET INVESTMENT INCOME...................      518,632             758,944
                                            ---------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTES 1 AND 4):
  Realized gain (loss) on:
    Security transactions...............      202,414         (29,968,943)
    Forward foreign exchange
      contracts.........................       (9,702)         (1,129,448)
    Foreign currency transactions.......       (7,935)            838,274
                                            ---------        ------------
      Net realized gain (loss) on
        investments.....................      184,777         (30,260,117)
                                            ---------        ------------
  Net change in unrealized appreciation
    (depreciation) on:
    Securities..........................     (859,667)         98,118,455
    Forward foreign exchange
      contracts.........................       24,974              70,791
    Currencies and net other assets.....       13,650              94,718
                                            ---------        ------------
      Net change in unrealized
        appreciation (depreciation) of
        investments.....................     (821,043)         98,283,964
                                            ---------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS........................     (636,266)         68,023,847
                                            ---------        ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............    $(117,634)       $ 68,782,791
                                            =========        ============

----------------

  + Net of foreign withholding taxes of $639,710 for the International Equity Fund.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                          FOR THE SIX MONTH
                                            PERIOD ENDED       FOR THE YEAR
                                           APRIL 30, 2002         ENDED
                                             (UNAUDITED)     OCTOBER 31, 2001
                                          -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income...................     $   518,632       $ 1,048,465
Net realized gain (loss) on
  investments...........................         184,777           (45,650)
Net change in unrealized appreciation
  (depreciation) of investments.........        (821,043)        1,871,776
                                             -----------       -----------
Net increase (decrease) in net assets
  resulting from operations.............        (117,634)        2,874,591
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Distributions from net investment income
  Class A...............................        (506,346)         (672,058)
  Class I...............................         (11,578)          (18,351)
Distributions from capital
  Class A...............................              --          (233,730)
  Class I...............................              --            (4,770)
FUND SHARE TRANSACTIONS:
  Class A...............................       2,212,913           425,371
  Class I...............................          69,597          (162,922)
                                             -----------       -----------
  Net increase from Fund share
    transactions (Note 5)...............       2,282,510           262,449
                                             -----------       -----------
Net increase in net assets..............       1,646,952         2,208,131
NET ASSETS:
Beginning of period.....................      24,656,600        22,448,469
                                             -----------       -----------
End of period (including undistributed
  net investment income of ($95,907) and
  ($96,615), respectively)..............     $26,303,552       $24,656,600
                                             ===========       ===========

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                          FOR THE SIX MONTH
                                            PERIOD ENDED       FOR THE YEAR
                                           APRIL 30, 2002         ENDED
                                             (UNAUDITED)     OCTOBER 31, 2001
                                          -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income...................    $    758,944      $   2,937,884
Net realized gain (loss) on
  investments...........................     (30,260,117)       (86,302,207)
Net change in unrealized appreciation
  (depreciation) of investments.........      98,283,964        (36,797,862)
                                            ------------      -------------
Net increase (decrease) in net assets
  resulting from operations.............      68,782,791       (120,162,185)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Distributions from net investment income
  Class A...............................              --                 --
  Class I...............................        (541,397)          (386,861)
FUND SHARE TRANSACTIONS:
  Class A...............................     109,816,667        121,472,838
  Class I...............................      58,757,173        106,717,004
                                            ------------      -------------
  Net increase from Fund share
    transactions (Note 5)...............     168,573,840        228,189,842
                                            ------------      -------------
Net increase in net assets..............     236,815,234        107,640,796
NET ASSETS:
Beginning of period.....................     506,788,068        399,147,272
                                            ------------      -------------
End of period (including undistributed
  net investment income of ($813,063)
  and ($1,030,610), respectively).......    $743,603,302      $ 506,788,068
                                            ============      =============

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            CLASS A
                           --------------------------------------------------------------------------
                             SIX MONTHS
                               ENDED                         YEAR ENDED OCTOBER 31,
                           APRIL 30, 2002  ----------------------------------------------------------
                           (UNAUDITED)(1)     2001        2000        1999        1998        1997
                           --------------  ----------  ----------  ----------  ----------  ----------
Net Asset Value,
  beginning of period....     $ 12.10       $ 11.09     $ 11.48     $ 12.22     $ 11.70     $ 12.01
                              -------       -------     -------     -------     -------     -------
Income (Loss) from
  investment operations:
  Net investment
    income(2)............        0.24          0.54        0.53        0.51        0.48        0.50
  Net realized and
    unrealized gain
    (loss) on
    investments..........       (0.33)         0.95       (0.44)      (0.77)       0.59       (0.13)
                              -------       -------     -------     -------     -------     -------
    Total income (loss)
      from investment
      operations.........       (0.09)         1.49        0.09       (0.26)       1.07        0.37
                              -------       -------     -------     -------     -------     -------
Less distributions:
  From (in excess of) net
    investment income
    (loss)...............       (0.24)        (0.36)      (0.26)      (0.41)      (0.55)      (0.58)
  From capital (Note
    1)...................          --         (0.12)      (0.22)      (0.07)         --       (0.10)
                              -------       -------     -------     -------     -------     -------
    Total
      distributions......       (0.24)        (0.48)      (0.48)      (0.48)      (0.55)      (0.68)
                              -------       -------     -------     -------     -------     -------
Net Asset Value, end of
  period.................     $ 11.77       $ 12.10     $ 11.09     $ 11.48     $ 12.22     $ 11.70
                              =======       =======     =======     =======     =======     =======
Total Return.............       (0.71)%       13.73%       0.82%      (2.17)%      9.43%       3.24%
                              =======       =======     =======     =======     =======     =======
Ratios/Supplemental Data:
Net Assets, end of period
  (in 000's).............     $25,710       $24,119     $21,794     $21,500     $15,254     $11,889
Ratio of net investment
  income to average net
  assets.................        4.14%(4)      4.70%       4.80%       4.11%       3.93%       4.32%
Ratio of gross expenses
  to average net
  assets(3)..............        1.20%(4)      1.16%       1.28%       1.36%       1.77%       0.00%
Ratio of total expenses
  to average net
  assets(2)..............        1.20%(4)      1.16%       1.27%       1.36%       1.77%       1.99%
Portfolio turnover
  rate...................          72%           96%         79%        136%        269%        162%

------------------

(1) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interst method to amortize premiums on fixed-income securities. The effect of this change for the six months ended April 30, 2002 was to increase net investment income per share by $0.004, decrease net realized and unrealized gains per share by $0.004 and increase the ratio of net investment income to average net assets from 4.10% to 4.14%. Per share data and ratios for the periods prior to November 1, 2001 have net been restated to reflect this change in presentation.
(2) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratios would have been 1.41% for the six months ended April 30, 2002, and 1.49%, 1.60%, 1.69% and 1.83% for the years ended October 31, 2001, 2000,
     1999, and 1998, respectively.
(3) The fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(4)  Annualized.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS--(CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     CLASS I
                                     ----------------------------------------
                                       SIX MONTHS                   PERIOD
                                         ENDED       YEAR ENDED      ENDED
                                     APRIL 30, 2002  OCTOBER 31,  OCTOBER 31,
                                     (UNAUDITED)(1)     2001        2000(2)
                                     --------------  -----------  -----------
Net Asset Value, beginning of
  period...........................      $12.07        $11.03       $11.54
                                         ------        ------       ------
Income (Loss) from investment
  operations:
  Net investment income(3).........        0.27          0.59         0.47
  Net realized and unrealized gain
    (loss) on investments..........       (0.32)         0.94        (0.49)
                                         ------        ------       ------
    Total income (loss) from
      investment operations........       (0.05)         1.53        (0.02)
                                         ------        ------       ------
Less distributions:
  From (in excess of) net
    investment income (loss).......       (0.25)        (0.39)       (0.28)
  From capital (Note 1)............          --         (0.10)       (0.21)
                                         ------        ------       ------
    Total distributions............       (0.25)        (0.49)       (0.49)
                                         ------        ------       ------
Net Asset Value, end of period.....      $11.77        $12.07       $11.03
                                         ======        ======       ======
Total Return.......................       (0.41)%       14.20%       (0.14)%
                                         ======        ======       ======
Ratios/Supplemental Data:
Net Assets, end of period
  (in 000's).......................      $  594        $  538       $  654
Ratio of gross expenses to average
  net assets(4)....................        0.76%(5)      0.74%        1.67%(5)
Ratio of total expenses to average
  net assets(3)....................        0.76%(5)      0.74%        1.66%(5)
Portfolio turnover rate............          72%           96%          79%

------------------

(1) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended April 30, 2002 was to increase net investment income per share by $0.003, decrease net realized and unrealized gains per share by $0.003 and increase the ratio of net investment income to average net assets from 4.53% to 4.57%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2) Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the ending net asset value of Class A shares on the day prior to commencement of operations.
(3) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratios would have been 0.98% for the six months ended April 30, 2002, and 1.07% and 1.99% for the years ended October 31, 2001 and 2000, respectively.
(4) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(5)  Annualized.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS--(CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           CLASS A
                           -----------------------------------------------------------------------
                             SIX MONTHS
                               ENDED                       YEAR ENDED OCTOBER 31,
                           APRIL 30, 2002  -------------------------------------------------------
                            (UNAUDITED)       2001        2000       1999       1998       1997
                           --------------  ----------  ----------  ---------  ---------  ---------
Net Asset Value,
  beginning of period....     $  19.95      $  25.06    $  21.80    $ 15.39    $ 13.41    $ 11.43
                              --------      --------    --------    -------    -------    -------
Income (Loss) from
  investment operations:
  Net investment income
    (loss)(2)............         0.01          0.07        0.05      (0.07)     (0.03)        --(1)
  Net realized and
    unrealized gain
    (loss) on
    investments..........         2.31         (5.18)       5.04       6.87       2.16       2.02
                              --------      --------    --------    -------    -------    -------
    Total income (loss)
      from investment
      operations.........         2.32         (5.11)       5.09       6.80       2.13       2.02
                              --------      --------    --------    -------    -------    -------
Less distributions:
  From net realized gains
    on investments.......           --            --       (1.76)     (0.39)        --         --
  From (in excess of) net
    investment income
    (loss)...............           --            --       (0.07)        --      (0.15)     (0.04)
                              --------      --------    --------    -------    -------    -------
    Total
      distributions......           --            --       (1.83)     (0.39)     (0.15)     (0.04)
                              --------      --------    --------    -------    -------    -------
Net Asset Value, end of
  period.................     $  22.27      $  19.95    $  25.06    $ 21.80    $ 15.39    $ 13.41
                              ========      ========    ========    =======    =======    =======
Total Return.............        11.63%       (20.49)%     24.60%     44.86%     16.10%     17.68%
                              ========      ========    ========    =======    =======    =======
Ratios/Supplemental Data:
Net Assets, end of period
  (in 000's).............     $437,245      $287,174    $234,482    $87,953    $56,718    $44,302
Ratio of net investment
  income to average net
  assets.................         0.05%         0.36%       0.32%     (0.48)%    (0.15)%     0.00%
Ratio of gross expenses
  to average net
  assets(3)..............         1.50%(4)      1.53%       1.42%      1.96%      1.87%      1.79%
Ratio of total expenses
  to average net
  assets(2)..............         1.45%(4)      1.40%       1.37%      1.96%      1.85%      1.79%
Portfolio turnover
  rate...................           66%           89%         72%        73%       134%        94%

------------------

(1) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(2) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratios would have been 1.45% for the six months ended April 30, 2002 and 1.40%, 1.52%, 2.07%, and 2.29% for the years ended October 31, 2001, 2000,
     1998, and 1997, respectively.
(3) The fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(4)  Annualized.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS--(CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           CLASS I
                                     ----------------------------------------------------
                                       SIX MONTHS
                                         ENDED       YEAR ENDED           PERIOD
                                     APRIL 30, 2002  OCTOBER 31,           ENDED
                                      (UNAUDITED)       2001        OCTOBER 31, 2000(1)
                                     --------------  -----------  -----------------------
Net Asset Value, beginning of
  period...........................     $  20.08      $  25.16           $  22.19
                                        --------      --------           --------
Income (Loss) from investment
  operations:
  Net investment income(4).........         0.06          0.14               0.22
  Net realized and unrealized gain
    (loss) on investments..........         2.34         (5.16)              2.75
                                        --------      --------           --------
    Total income (loss) from
      investment operations........         2.40         (5.02)              2.97
                                        --------      --------           --------
Less distributions:
  From net realized gains on
    investments....................           --         (0.06)                --(2)
  From (in excess of) net
    investment income (loss).......        (0.05)           --                 --
                                        --------      --------           --------
    Total distributions............        (0.05)        (0.06)                --
                                        --------      --------           --------
Net Asset Value, end of period.....     $  22.43      $  20.08           $  25.16
                                        ========      ========           ========
Total Return.......................        11.97%       (20.10)%            13.53%(3)
                                        ========      ========           ========
Ratios/Supplemental Data:
Net Assets, end of period (in
  000's)...........................     $306,358      $219,614           $164,665
Ratio of gross expenses to average
  net assets(5)....................         0.99%(6)      1.02%              0.88%(6)
Ratio of total expenses to average
  net assets(4)....................         0.94%(6)      0.89%              0.83%(6)
Portfolio turnover rate............           66%           89%                72%

------------------

(1) Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the net asset value of Class A shares on the day prior to commencement of operations.
(2)  Amount is less than 0.01 per share.
(3)  Due to a calculation error the total return has been restated from 13.99%.
(4) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratios would have been 0.99% for the six months ended April 30, 2002, and 0.89% and 0.98% for the years ended October 31, 2001, and 2000 respectively.
(5) The fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(6)  Annualized.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

    Julius Baer Investment Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers two investment funds: Julius Baer Global Income Fund (the "Income Fund") and Julius Baer International Equity Fund (the "Equity Fund") (individually, a "Fund" and collectively, the "Funds"). The Trust is a Massachusetts business trust.

    Effective November 17, 1999, a new class of shares, Class I, was offered for both Funds in addition to the existing Class A shares. The two classes of shares are offered to different types of investors and have different expense structures, as outlined in the Trust's Prospectus. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated to each class based on its relative net assets.

    The Income Fund's investment objective is to maximize current income consistent with the protection of principal by investing in a non-diversified portfolio of high quality fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including United States (U.S.) dollars. The Equity Fund's investment objective is long-term growth of capital from primarily investing in a diversified portfolio of common stocks of foreign issuers of all sizes.

    The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

   PORTFOLIO VALUATION: Generally, each Fund's investments are valued at market value. A security which is traded primarily on a United States or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees or its delegates. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the Trust's Board of Trustees. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. In the absence of a readily available market value, fair value is determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

   REPURCHASE AGREEMENTS: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation, in return for the use of the Fund's available cash, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's investment adviser reviews the value of the

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED) collateral and the creditworthiness of those banks and dealers with whom the Funds enter into repurchase agreements to evaluate potential risks.

   FOREIGN CURRENCY: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and the gains and losses from differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase trade date and sale trade date is included in realized gains and losses on security transactions.

   FORWARD FOREIGN CURRENCY CONTRACTS: Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

   OPTION CONTRACTS: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Fund will realize a loss equal to the premium paid. When a Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium paid. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

    When a Fund writes a call option or a put option, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a Fund realizes a gain equal to the amount of the premium received. When a Fund enters into a closing purchase transaction the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchased upon exercise.

    Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements on a particular stock. There is no physical delivery of securities.

    The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED) risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

   AMORTIZATION OF BOND PREMIUM AND ACCRETION OF BOND DISCOUNT: Effective November 1, 2001, the Funds adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on all fixed-income securities. Prior to November 1, 2001, the Funds did not amortize market premiums on fixed-income securities. The cumulative effect of this accounting change had no impact on the Fund's net assets, but resulted in a $1,014 increase in the cost of securities and a corresponding $1,014 increase in the net unrealized depreciation, based on securities held by the Portfolio on October 31, 2001. The effect of this change for the period ended April 30, 2002 was an increase to net investment income of $5,508, a decrease to net realized loss of $1,245, and a decrease to net unrealized appreciation of $4,264. The statement of changes in net assets for the periods have not been restated to reflect these changes. Also in accordance with the revised AICPA Audit and Accounting Guide for Investment Companies, the Fund reclassified net losses of $404 that were realized on prepayments received on mortgage-backed securities and previously included in realized gains/losses, as part of interest for the period ended April 30, 2002.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. The Income Fund declares and pays monthly dividends. The Equity Fund declares and pays dividends from its net investment income, if any, annually. Both Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees to avoid the application of the excise tax imposed under
Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

   FEDERAL INCOME TAXES: The Trust intends that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

    Julius Baer Investment Management Inc. ("JBIMI" or "Adviser") serves as the investment adviser. Prior to January 1, 2001, each Fund was managed by Bank Julius Baer & Co., Ltd. The Income Fund pays JBIMI a quarterly fee calculated at an annual rate of 0.50% of average daily net assets. The Adviser had agreed to waive 0.325% of its advisory fee on the first $25 million of the Income Fund's average daily net assets until February 28, 2002, at which time the waiver expired. The Equity Fund pays JBIMI a quarterly fee calculated at an annual rate of 0.75% of average daily net assets. The adviser had agreed to waive 0.15% of its advisory fee for the Equity Fund until November 15, 2000, at which time the waiver expired.

    Effective November 17, 1999, Bank Julius Baer serves as Co-Administrator of the Class A shares and is paid a fee for providing administrative and shareholder services at an annual rate of 0.15% and 0.25% of average daily net assets of the Income and Equity Fund, respectively.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

    No director, officer or employee of JBIMI or any affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Funds.

    The Funds have entered into expense offset arrangements as part of their custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at the custodian.

    For the period ended April 30, 2002 the Equity Fund incurred total brokerage commissions of $2,099,920 of which $176,293 was paid to affiliates of the adviser.

3. DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

    The Trust has adopted a Shareholder Services Plan and a Distribution Plan (the "Plans") for the Class A shares pursuant to Rule 12b-1 of the 1940 Act. Under the Plans, the Funds may compensate certain financial institutions, including the distributor, for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of each of the Funds' shares. A Fund may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of the Fund attributable to Class A Shares. The adviser and the co-administrator may pay additional marketing costs out of their profits.

    Under their terms, the Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

4. PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of securities, excluding U.S. Government securities and short-term investments, during the period ended April 30, 2002 were as follows:

                                            COST OF       PROCEEDS
                                           PURCHASES     FROM SALES
                                           ---------     ----------
Income Fund.............................  $ 12,663,423  $  8,382,757
Equity Fund.............................   507,640,769   369,783,734

    Cost of purchases and proceeds from sales of long-term U.S. Government securities during the period ended April 30, 2002 were $6,747,373 and $8,889,054, respectively for the Income Fund.

    At April 30, 2002, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was:

                                           UNREALIZED    UNREALIZED
                                          APPRECIATION  DEPRECIATION
                                          ------------  ------------
Income Fund.............................  $   535,534   $   (205,520)
Equity Fund.............................   86,563,841    (24,090,974)

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

5. SHARES OF BENEFICIAL INTEREST

    The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest on the Income Fund and the Equity Fund were as follows:

                                  SIX MONTH PERIOD ENDED
                                      APRIL 30, 2002        YEAR ENDED OCTOBER 31, 2001
                                --------------------------  ----------------------------
                                  SHARES        AMOUNT         SHARES         AMOUNT
                                  ------        ------         ------         ------
INCOME FUND:
CLASS A
  Sold........................     424,444   $  4,972,081       634,481    $  7,389,834
  Issued as reinvestment of
    dividends.................      40,865        477,100        73,673         850,464
  Redeemed....................    (275,604)    (3,236,268)     (679,726)     (7,814,927)
                                ----------   ------------    ----------    ------------
    Net increase..............     189,705   $  2,212,913        28,428    $    425,371
                                ==========   ============    ==========    ============

CLASS I
  Sold........................        5,869  $      68,735       10,722  $     123,828
  Issued as reinvestment of
    dividends.................          993         11,578        2,012         23,121
  Redeemed....................         (917)       (10,716)     (27,497)      (309,871)
                                -----------  -------------  -----------  -------------
    Net increase (decrease)...        5,945  $      69,597      (14,763) $    (162,922)
                                ===========  =============  ===========  =============

EQUITY FUND:
CLASS A
  Sold........................    7,553,729  $ 158,706,867   10,236,101  $ 235,352,049
  Issued as reinvestment of
    dividends.................           --             --           --             --
  Redeemed....................   (2,322,024)   (48,890,200)  (5,194,760)  (113,879,211)
                                -----------  -------------  -----------  -------------
    Net increase..............    5,231,705  $ 109,816,667    5,041,341  $ 121,472,838
                                ===========  =============  ===========  =============

CLASS I
  Sold........................    5,201,738  $ 111,209,390    7,471,420  $ 175,132,803
  Issued as reinvestment of
    dividends.................       21,983        457,018       14,464        363,911
  Redeemed....................   (2,506,017)   (52,909,235)  (3,092,243)   (68,779,710)
                                -----------  -------------  -----------  -------------
    Net increase..............    2,717,704  $  58,757,173    4,393,641  $ 106,717,004
                                ===========  =============  ===========  =============

6. FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

7. FEDERAL TAX INFORMATION

    At October 31, 2001, the Income Fund had $234,805 available as capital loss carryforwards, of which $35,071 expires in 2002, and $199,734 expires in 2008.

8. SECURITY LENDING AGREEMENT

    The Equity Fund has established a securities lending agreement with brokers in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Fund continues to earn interest on the securities loaned. Collateral received is generally cash, and the Fund invests the cash and receives any interest on the amount invested, but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund offsets a portion of the interest income received and amounted $26,357 for the period ended April 30, 2002. At April 30, 2002 the value of the securities loaned and the value of the collateral amounted to approximately $61,688,000 and $65,325,000, respectively. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans.